U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ____________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2005
                                                        -----------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                       1-16137             16-1531026
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    (State or other jurisdiction of   (Commission File Number)  (IRS Employer
            incorporation)                                   Identification No.)



      9645 Wehrle Drive, Clarence, New York                     14031
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     (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                            -------------

                                    Not Applicable
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            (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.  Entry into a Material Definitive Agreement
            -------------------------------------------

               On February 22, 2005, Wilson Greatbatch Ltd. ("WGL"), a subsidiary of Wilson Greatbatch Technologies, Inc. entered into a Supply Agreement (the "Agreement") with Cardiac Pacemakers, Inc., d/b/a Guidant Corporation for the purchase of filtered feedthrough materials and components ("filtered feedthroughs") for use in its medical devices. The Agreement is effective as of February 22, 2005 and expires December 31, 2007. Pursuant to the Agreement, Guidant Corporation has agreed to purchase a minimum quantity of filtered feedthroughs from the Company at prices specified in the Agreement, and the Agreement also specifies prices for any additional purchases of filtered feedthroughs during the contract period.

               The Company intends to file a copy of the Agreement with its Quarterly Report on Form 10-Q for the fiscal quarter ended April 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 28, 2005                WILSON GREATBATCH TECHNOLOGIES, INC.


                                            By: /s/ Lawrence P. Reinhold
                                                ----------------------------
                                                Lawrence P. Reinhold
                                                Executive Vice President and
                                                Chief Financial Officer